PAINEWEBBER
GLOBAL EQUITY FUND

ANNUAL REPORT
August 31, 1995


PAINEWEBBER AND MITCHELL
HUTCHINS/KIDDER, PEABODY
MUTUAL FUNDS

PAINEWEBBER OFFERS A FAMILY OF 22 MUTUAL FUNDS WHICH ENCOMPASS A DIVERSIFIED RANGE OF INVESTMENT GOALS. INVESTORS MAY EXCHANGE THEIR FUND SHARES WITH OTHER FUNDS WITHIN THE FAMILY.

INCOME FUNDS
o PW GLOBAL INCOME FUND
o PW HIGH INCOME FUND
o PW INVESTMENT GRADE INCOME FUND
o PW LOW DURATION U.S. GOVERNMENT INCOME FUND
o PW STRATEGIC INCOME FUND
o PW U.S. GOVERNMENT INCOME FUND

TAX-FREE INCOME FUNDS
o PW CALIFORNIA TAX-FREE INCOME FUND
o PW MUNICIPAL HIGH INCOME FUND
o PW NATIONAL TAX-FREE INCOME FUND
o PW NEW YORK TAX-FREE INCOME FUND

GROWTH FUNDS
o MH/KP EMERGING MARKETS EQUITY FUND
o MH/KP SMALL CAP GROWTH FUND
o PW CAPITAL APPRECIATION FUND
o PW GLOBAL EQUITY FUND
o PW GROWTH FUND
o PW REGIONAL FINANCIAL GROWTH FUND
o PW SMALL CAP VALUE FUND


GROWTH AND INCOME FUNDS
o MH/KP ASSET ALLOCATION FUND
o PW BALANCED FUND
o PW GROWTH AND INCOME FUND
o PW UTILITY INCOME FUND

PAINEWEBBER MONEY MARKET FUND
---------------------------------

(COPYRIGHT)1995 PAINEWEBBER INCORPORATED

[LOGO]   PRINTED ON

         RECYCLED PAPER

--------------------------------------------------------------------------------

                                                                October 16, 1995

Dear Shareholder,

On August 25, 1995, PaineWebber Atlas Global Growth Fund, PaineWebber Europe Growth Fund and PaineWebber Global Growth and Income Fund merged into Mitchell Hutchins/Kidder, Peabody Global Equity Fund, which is now known as PaineWebber Global Equity Fund (the 'Fund'). Because the pricing structure of Mitchell Hutchins/Kidder, Peabody Global Equity Fund differed from the PaineWebber Funds' pricing structure, PaineWebber Class B shareholders are now Class E shareholders of the Fund, while PaineWebber Class D shareholders are now Class B shareholders of the Fund. Only the names of the Classes are different; in all other respects, the shares of the Fund issued in the reorganization are the same as the shares held prior to the merger.

GE Investment Management Incorporated ('GEIM'), a subsidiary of GE Investments, the sub-adviser of all the funds involved in the merger, will continue to be the sub-adviser of the Fund. GE Investments, an affiliate of General Electric Company, is one of the largest money managers in the United States with more than $50 billion in diversified assets. Ralph Layman, executive vice president and a senior investment manager at GE Investments, is the portfolio manager of the Fund. Mr. Layman heads the International Equity Department at GE Investments and is responsible for the management of the firm's global equity portfolios, which represent approximately $6.6 billion in assets. In addition to the Fund, he and his team manage GE Global Equity Fund, GE International Equity Fund and Elfun Global Fund, as well as separate accounts, including General Electric Pension. Mr. Layman is a member of GE Investments' Asset Allocation Committee and is a Trustee of GE Pension Trust.

The Fund seeks to achieve long-term growth of capital by investing principally in foreign equity securities. Mr. Layman's investment approach is a bottom-up stock picking style that focuses on targeting undervalued stocks. He is a long-term investor; he and his management team look at companies on a three- to five-year time horizon. They look for globally competitive companies with a secular growth story, such as new proprietary technology, management changes, or restructuring. Asset allocation decisions are not made by country or industry. Rather, the country and industry allocation develop from the stock selection process. However, diversification across industries and countries is utilized as a risk control measure.

PORTFOLIO REVIEW

The Fund's total return for the year ended August 31, 1995, without deducting sales charges, was 3.24% for Class A shares and 2.46% for Class B shares. The Fund's total return for this period, after deducting the maximum applicable sales charges, was (1.40)% for Class A shares and 2.46% for Class B shares. Class E share results are not material for this time period since they came into existence on August 25, 1995. In comparison, the MSCI World Index was up 8.2%, while the Standard & Poor's 500 Index was up 21.5%. Please keep in mind that the indices are unmanaged

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
and do not reflect the deduction of management fees and fund costs. The primary driver of the Fund's underperformance relative to the benchmark (the MSCI World Index) was the Fund's significant underweighting in U.S. securities. Additionally, the Fund's weighting in emerging markets, in particular our investments in Mexico, were a negative contribution. Although we did add to the Fund's U.S. holdings in the first quarter of 1995, it was not enough to increase the Fund's U.S. weighting to the benchmark level. The Fund's performance was enhanced, however, by the Fund's underweight position in the Japanese market, which was down 8.6% for the period, as well as the Fund's exposure in Switzerland, which was up 21.6% for the period.

The year ended August 31, 1995 was marked by a continuing slide in the value of the dollar, particularly against the 'hard' European currencies. After weakening throughout the first half of 1995, the dollar made a rapid reversal against the yen in August, rising 10%, reversing most of the year's losses. The dollar rally hurt the Fund's performance because we do not hedge our foreign currency positions. However, the Fund is positioned in many companies that are global, and we believe the Fund should benefit from any dollar rallies in the long-term because of the likely positive impact on earnings. In fact, since the dollar recovery began, many of the Fund's Japanese holdings, which are exporters, actually showed positive performance, despite the fall in value of the yen. Rohm, Canon and Murata Manufacturing are examples.(1) We believe that continuing mild strength in the dollar might have a positive impact on the Fund in the medium-term as well.

OUTLOOK

The U.S. economy seems to have muddled through a soft landing--a slowdown in economic growth without a decline into recession--which has propelled the U.S. stock market this year. Given that 1996 is an election year, we expect monetary policy to remain in an easy mode as long as there are no signs of a serious deterioration in inflation trends. Clearly this should be positive for equities. On the other hand, we still believe that earnings momentum is slowing, and that surprises are likely to be on the downside. Stock picking is becoming increasingly important, as opportunities are more difficult to find. We have used the strength in the U.S. market over the last several months to reduce some of the Fund's holdings, particularly in the technology and financial areas, and have redeployed those assets in situations that we believe are attractive in Europe.

We continue to find value in Continental Europe, where restructuring opportunities abound. Additionally, the large-capitalization, multi-national companies in Europe, including many held by the Fund, appear to be inexpensive relative to their potential growth rates. Deficit reduction in the region is beginning to take shape, which should be positive for these companies in the long-term. However, in the short-run, it may hurt consumer confidence in an environment where restructuring and downsizing are gathering pace. We anticipate a mild increase in economic activity leading into the new year, thanks to the stimulatory effect of interest rates falling.

------------------
(1) As of August 31, 1995, these securities represented 1.8%, 1.7% and 1.7% of the portfolio, respectively. They are depicted for illustrative purposes only. The portfolio is actively managed and its composition will vary over time. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Japanese economy continues to suffer through deflation. However, the yen weakness seen in the last several months is the first sign of relief. We continue to be underweighted versus the benchmark in Japan for two reasons. First, we do not think that the financial sector (one-third of the Nikkei Index) is one that poses a favorable risk/reward ratio. Although there have been hints that the government is willing to acknowledge the asset problems in the sector, little in the way of restructuring has been formally proposed. Second, we are skeptical about the potential long-term growth rates of many domestically-oriented companies, because the artificial trade barriers that have protected them for years are falling slowly. We continue to find interesting opportunities in the export arena. Many of these companies have managed to maintain growth in a strong yen environment and should also likely benefit from the weaker yen.

In Southeast Asia, growth is propelling inflation in many countries to levels we believe are unsustainable. Wage pressures generated by a shortage of skilled labor and higher import prices are primarily responsible. In addition, trade balances have deteriorated--calling into question growth prospects. Malaysia, in particular, announced 9.3% inflation in the year to June 1995, fueling concerns that interest rates will have to rise to quell growth.

Given our investment style of looking for undervalued growth opportunities, we are finding more attractive investments in non-U.S. markets. As always, we will continue to focus on stocks that we believe can deliver consistent growth at a reasonable price, regardless of the economic environment. We remain committed to our stock picking discipline and ready to take advantage of investment opportunities offered by volatile markets.

We value you as a shareholder and as a client, and thank you for your continued support. We welcome any comments or questions you may have.

Sincerely,

/s/ Frank P.L. Minard                        /s/ Ralph R. Layman
---------------------                        --------------------
FRANK P.L. MINARD                            RALPH R. LAYMAN
Chairman,                                    Portfolio Manager,
  Mitchell Hutchins Asset Management Inc.      PaineWebber Global Equity Fund



--------------------------------------------------------------------------------

PAINEWEBBER GLOBAL EQUITY FUND

--------------------------------------------------------------------------------
Comparison of Change in Value of $10,000 Investment in the Fund and the Morgan Stanley Capital International World Index
--------------------------------------------------------------------------------

     The following graph depicts the performance of the PaineWebber Global Equity Fund versus the MSCI World Index. It is important to note that the Fund is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                                    [GRAPH]

                         11/14/91    2/92      8/92      2/93
                         --------    ----      ----      ----
PW Global Equity Fund,
  Class A Shares ....... $ 9,547    $9,897   $10,239   $10,396
MSCI World Index .......  10,000     9,820     9,672     9,711

                           8/93      2/94      8/94      2/95      8/95
                           ----      ----      ----      ----      ----
PW Global Equity Fund,
  Class A Shares ....... $11,799   $13,646   $13,950   $12,740   $14,402
MSCI World Index .......  11,522    11,985    12,289    11,761    13,076

Past performance is not predictive of future performance.
The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different classes.


AVERAGE ANNUAL RETURN         % RETURN WITHOUT SALES CHARGE    % RETURN WITH SALES CHARGE
                              -----------------------------   -----------------------------
                                          CLASS                           CLASS
                              -----------------------------   -----------------------------
                               A*      B**    C***    E****    A*      B**    C***    E****
Twelve Months Ended
  08/31/95                     3.24%   2.46%   3.54%   N/A    (1.40)%  2.46%   3.54%   N/A
Five Years Ended 08/31/95      N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
Commencement of Operations+
  Through 08/31/95            11.44   10.69   11.82    N/A    10.08   10.69   11.82    N/A


   * Maximum sales charge for Class A shares is 4.50% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

  ** Class B shares are sold without an initial or contingent deferred sales charge, but bear ongoing 12b-1 distribution and service fees.

 *** Class C shares are sold without an initial or contingent deferred sales charge and are available exclusively to a limited group of eligible persons, including PaineWebber employees and INSIGHT participants.

**** Maximum contingent deferred sales charge for Class E shares is 5.0% and is reduced to 0% after 6 years. Class E shares bear ongoing 12b-1 distribution and service fees.

   + Commencement of operations dates are November 14, 1991, May 10, 1993, May
     10, 1993 and August 25, 1995 for Class A, Class B, Class C and Class E shares, respectively.

     The data above represent past performance of the Fund's shares, which is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

PAINEWEBBER GLOBAL EQUITY FUND

--------------------------------------------------------------------------------
Recent Performance Results (unaudited)
--------------------------------------------------------------------------------

                                                            TOTAL RETURN(1)
                         NET ASSET VALUE           -------------------------------
                  ------------------------------     12 MONTHS         6 MONTHS
                  08/31/95   02/28/95   08/31/94   ENDED 08/31/95   ENDED 08/31/95
                  --------   --------   --------   --------------   --------------
Class A Shares    $ 16.12    $ 14.26    $ 16.98          3.24%           13.04%
Class B Shares      15.82      14.05      16.81          2.46            12.60
Class C Shares      16.22      14.33      17.03          3.54            13.19
Class E Shares      15.82       N/A        N/A            N/A             N/A


PERFORMANCE SUMMARY CLASS A SHARES

                       NET ASSET VALUE
                     -------------------   CAPITAL GAINS   DIVIDENDS    TOTAL
PERIOD COVERED       BEGINNING    ENDING    DISTRIBUTED      PAID      RETURN(1)

--------------       ---------    ------    -----------      ----      ---------
11/14/91-12/31/91    $   12.00   $12.29           --          --          2.42%
1992                     12.29    12.45    $    0.2410        --          3.26
1993                     12.45    16.07         0.2100        --         30.77
1994                     16.07    14.43         1.2530        --         (2.35)
01/01/95-08/31/95        14.43    16.12           --          --         11.71
                                           -----------      -------
                                  Total:   $    1.7040      $0.0000
                                 ---------------------------------------------
                                 CUMULATIVE TOTAL RETURN AS OF 08/31/95: 50.86%


PERFORMANCE SUMMARY CLASS B SHARES

                     NET ASSET VALUE
                   -------------------   CAPITAL GAINS   DIVIDENDS     TOTAL
PERIOD COVERED     BEGINNING    ENDING    DISTRIBUTED      PAID       RETURN(1)
--------------     ---------    ------    -----------      ----       ---------
05/10/93-12/31/93  $   13.80    $15.99   $    0.2100        --         17.39%
1994                   15.99    14.23         1.2530        --         (3.12)
01/01/95-08/31/95      14.23    15.82        --             --         11.17
                                         -----------     -------
                                Total:   $    1.4630     $0.0000
                               ---------------------------------------------
                               CUMULATIVE TOTAL RETURN AS OF 08/31/95: 26.44%


PERFORMANCE SUMMARY CLASS C SHARES

                       NET ASSET VALUE
                     ------------------   CAPITAL GAINS   DIVIDENDS    TOTAL
PERIOD COVERED       BEGINNING   ENDING    DISTRIBUTED      PAID      RETURN(1)
--------------       ---------   ------    -----------      ----      ---------
05/10/93-12/31/93    $   13.80   $16.10    $   0.2100        --        18.19%
1994                     16.10    14.49        1.2530        --        (2.16)
01/01/95-08/31/95        14.49    16.22          --          --        11.94
                                           ----------     -------
                                  Total:   $   1.4630     $0.0000
                                  ------------------------------------------
                               CUMULATIVE TOTAL RETURN AS OF 08/31/95: 29.45%


PERFORMANCE SUMMARY CLASS E SHARES

                       NET ASSET VALUE
                     -------------------   CAPITAL GAINS   DIVIDENDS    TOTAL
PERIOD COVERED       BEGINNING    ENDING    DISTRIBUTED      PAID      RETURN(1)
--------------       ---------    ------    -----------      ----      ---------
08/25/95-08/31/95    $   15.83    $15.82         --           --        (0.06)%
                                             ---------     --------
                                  Total:     $  0.0000     $ 0.0000
                                  --------------------------------------------
                                 CUMULATIVE TOTAL RETURN AS OF 08/31/95: (0.06)%


(1) Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the payable date, and do not include sales charges; results for Class A and Class E shares would be lower if sales charges were included. The data above represent past performance of the Fund's shares, which is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER GLOBAL EQUITY FUND

------------------------------------------------------------------------------
Portfolio of Investments
August 31, 1995
------------------------------------------------------------------------------

COMMON STOCKS--92.82%

  NUMBER OF
   SHARES                                                            VALUE
-------------                                                    -------------
AUSTRALIA--1.59%
FOOD--1.59%
    4,830,205  Burns Philip & Co., Ltd.........................  $  10,240,717
                                                                 -------------
AUSTRIA--3.66%
BANKING--0.68%
       84,894  Creditanstalt Bankverein........................      4,374,411
                                                                 -------------
CONSTRUCTION--0.40%
       47,683  Flughafen Wein AG...............................      2,600,177
                                                                 -------------
ELECTRONICS--0.18%
        6,778  AMS Austria Mikros..............................      1,188,915
                                                                 -------------
OIL & GAS--0.66%
       44,517  OMV AG..........................................      4,242,794
                                                                 -------------
TECHNOLOGY--1.74%
      101,639  VA Technologie AG...............................     11,222,670
                                                                 -------------
Total Austria Common Stocks....................................     23,628,967
                                                                 -------------
BELGIUM--0.20%
CHEMICALS--0.20%
        2,397  Solvay et Cie...................................      1,258,361
                                                                 -------------
DENMARK--1.68%
SERVICES--0.71%
      167,934  ISS International Service System A/S 'B'........      4,569,833

                                                                 -------------
TELECOMMUNICATIONS--0.97%
      118,672  Tele Danmark AS--(Series B).....................      6,229,447
                                                                 -------------
Total Denmark Common Stocks....................................     10,799,280
                                                                 -------------
FINLAND--0.06%
PRINTING/PUBLISHING--0.06%
       20,252  Aamulehti Yhtymae Bearer Series 2...............        378,533
                                                                 -------------
FRANCE--9.40%
AUTOMOTIVE--1.90%
      256,062  Valeo SA........................................     12,225,085
                                                                 -------------
BANKING--0.89%
      139,706  Banque Nationale de Paris.......................      5,731,329
                                                                 -------------
CAPITAL GOODS--0.85%
       11,212  Legris Industries...............................        552,623
        5,952  Lyonnaise des Eaux..............................        571,986
       67,802  Technip SA/Compagnie Francaise..................      4,345,627
                                                                 -------------
                                                                     5,470,236
                                                                 -------------
ENERGY--2.34%
      256,832  Total SA (Class B)..............................     15,086,806
                                                                 -------------

PAINEWEBBER GLOBAL EQUITY FUND

------------------------------------------------------------------------------
--------------------------------------------------------------------------------

COMMON STOCKS--(continued)

  NUMBER OF
   SHARES                                                            VALUE
-------------                                                    -------------
FRANCE--(concluded)
FOOD--1.73%
       19,954  Carrefour SA....................................  $  11,140,041
                                                                 -------------
HEALTH & PERSONAL CARE--0.06%
        4,288  Boiron..........................................        416,410
                                                                 -------------
INDUSTRIAL HOLDINGS--0.06%
       16,747  Dynaction.......................................        366,085
                                                                 -------------
PRODUCERS' GOODS--1.43%
      525,148  Coflexip S.A., ADR..............................      9,190,090

                                                                 -------------
UTILITIES--0.14%
        8,237  Eaux, Cie Generale..............................        871,727
                                                                 -------------
Total France Common Stocks.....................................     60,497,809
                                                                 -------------
GERMANY--3.18%
AUTO--1.88%
      316,545  Veba AG.........................................     12,109,599
                                                                 -------------
PHARMACEUTICAL--1.00%
       12,054  Gehe AG.........................................      5,437,648
        2,224  Gehe (new) AG *.................................        983,561
                                                                 -------------
                                                                     6,421,209
                                                                  -------------
TECHNOLOGY--0.30%
       12,822  SAP AG..........................................      1,952,788
                                                                 -------------
Total Germany Common Stocks....................................     20,483,596
                                                                 -------------
HONG KONG--5.62%
BROADCAST--1.28%
    2,229,600  Television Broadcasting Ltd.....................      8,237,509
                                                                 -------------
CONGLOMERATE--1.18%
    1,580,700  Hutchison Whampoa Ltd...........................      7,616,601
                                                                 -------------
INSURANCE--0.58%
    5,232,000  National Mutual Asia Ltd........................      3,751,143
                                                                 -------------
RETAIL--1.43%
   11,251,000  Giordano Holdings Ltd...........................      9,229,279
                                                                 -------------
UTILITIES--1.15%
    3,587,900  Consolidated Electric Power Asia *..............      7,392,715
                                                                 -------------
Total Hong Kong Common Stocks..................................     36,227,247
                                                                 -------------
INDONESIA--0.71%
AUTOMOTIVE--0.71%
    2,294,000  Astra International.............................      4,579,903
                                                                 -------------

PAINEWEBBER GLOBAL EQUITY FUND

------------------------------------------------------------------------------
------------------------------------------------------------------------------

COMMON STOCKS--(continued)


  NUMBER OF
   SHARES                                                            VALUE
-------------                                                    -------------
ITALY--2.34%
BANKING--0.52%
      408,228  IMI.............................................  $   2,595,234
       40,047  Istituto Mobiliare Italiano SPA, ADR............        760,893
                                                                 -------------
                                                                     3,356,127
                                                                 -------------
MACHINERY & EQUIPMENT--0.08%
       80,168  Danieli & Company...............................        502,746
                                                                 -------------
TELECOMMUNICATIONS--1.74%
    1,310,981  Stet Di Risp....................................      4,017,900
    2,859,360  Stet Di Risp Non-Convertible....................      6,986,066
        6,100  Societa Finanziaria Telefonica SPA, ADR.........        186,813
                                                                 -------------
                                                                    11,190,779
                                                                 -------------
Total Italy Common Stocks......................................     15,049,652
                                                                 -------------
JAPAN--14.89%
AUTOMOTIVE--2.16%
    1,195,000  Suzuki Motor Corp, Ltd..........................     13,933,722
                                                                 -------------
ELECTRONICS--6.46%
      593,000  Canon Inc.......................................     10,735,502
      270,000  Murata Manufacturing Co., Ltd...................     10,770,175
       45,000  Nintendo Corp...................................      2,807,610
      155,000  Omron Corporation...............................      3,408,510
      211,000  Secom Co., Ltd..................................     13,876,752
                                                                 -------------
                                                                    41,598,549
                                                                 -------------
EQUIPMENT--1.80%
      188,000  Rohm Co.........................................     11,594,968
                                                                 -------------
FOOD--1.76%
      213,000  Ito-Yokado......................................     11,350,414
                                                                 -------------
IRON/STEEL--0.67%
      226,000  Tokyo Steel Manufacturing.......................      4,345,709
                                                                 -------------
TELECOMMUNICATIONS--2.04%
        1,556  DDI Corporation.................................     13,145,709
                                                                 -------------
Total Japan Common Stocks......................................     95,969,071
                                                                 -------------
KOREA--1.01%
ELECTRIC UTILITY--1.01%
      108,689  Korea Electric Power Corporation................      3,823,514
      116,076  Korea Electric Power Corporation, ADR...........      2,655,239

                                                                 -------------
Total Korea Common Stocks......................................      6,478,753
                                                                 -------------
MALAYSIA--1.77%
BANKING--1.77%
      839,000  AMMB Holdings Berhad............................     11,433,267
                                                                 -------------

PAINEWEBBER GLOBAL EQUITY FUND

------------------------------------------------------------------------------
------------------------------------------------------------------------------

COMMON STOCKS--(continued)

  NUMBER OF
   SHARES                                                            VALUE
-------------                                                    -------------
MEXICO--2.59%
BANKING--0.49%
      394,014  Grupo Financiero Bancomer, ADR **...............  $   3,175,753
                                                                 -------------
TELECOMMUNICATION--2.10%
      971,831  Grupo Carso S.A. de C.V. *......................      6,241,401
      297,605  Grupo Carso S.A. de C.V., ADR *.................      3,812,320
      145,099  Grupo Televisa S.A. de C.V., ADR................      3,446,101
                                                                 -------------
                                                                    13,499,822
                                                                 -------------
Total Mexico Common Stocks.....................................     16,675,575
                                                                 -------------
NETHERLANDS--0.99%
FINANCIAL SERVICES--0.99%
      114,623  Internationale Nederlanden Groep N.V............      6,370,655
                                                                 -------------
NORWAY--2.04%
COMMERCIAL SERVICES--1.69%
      428,217  Petroleum Geo-Service *.........................     10,911,475
                                                                 -------------
MACHINERY & EQUIPMENT--0.17%
       28,725  Kvaermer 'B' Free...............................      1,065,464
                                                                 -------------
OIL SERVICES--0.18%
       89,001  Aker A/S 'B' Free...............................      1,137,393
                                                                 -------------
Total Norway Common Stocks.....................................     13,114,332
                                                                 -------------
PAKISTAN--0.01%
BANKING--0.01%
          340  Bank of Punjab *................................            386

       38,200  Bank Commerce Al Hab............................         47,615
          100  Prime Commercial Bank...........................             89
          795  Soneri Bank.....................................            889
        1,350  Union Bank Ltd. ................................          1,187
                                                                 -------------
Total Pakistan Common Stocks...................................         50,166
                                                                 -------------
SOUTH AFRICA--1.51%
MINING--1.51%
    8,492,462  Iscor...........................................      9,755,310
                                                                 -------------
SPAIN--0.50%
TOBACCO--0.02%
        2,886  Tabacalera SA...................................        106,539
                                                                 -------------
UTILITIES--0.48%
      489,187  Sevillana De Elec...............................      3,100,811
                                                                 -------------
Total Spain Common Stocks......................................      3,207,350
                                                                 -------------
SWEDEN--3.41%
APPLIANCES--0.63%
       92,752  Electrolux Ab 'B' Free..........................      4,048,668
                                                                 -------------

PAINEWEBBER GLOBAL EQUITY FUND

------------------------------------------------------------------------------
------------------------------------------------------------------------------

COMMON STOCKS--(continued)

  NUMBER OF
   SHARES                                                            VALUE
-------------                                                    -------------
SWEDEN--(concluded)
AUTOMOTIVE MANUFACTURING--1.18%
      106,364  Autoliv Ab......................................  $   6,428,545
       58,896  Volvo Ab 'B' Free...............................      1,170,397
                                                                 -------------
                                                                     7,598,942
                                                                 -------------
PHARMACEUTICAL--1.60%
      317,601  Astra Ab 'B' Free...............................     10,315,960
                                                                 -------------
Total Sweden Common Stocks.....................................     21,963,570
                                                                 -------------
SWITZERLAND--7.09%
EQUIPMENT--2.05%
       12,504  BBC Brown Boveri Ltd. ..........................     13,188,866
                                                                 -------------

FOOD--2.03%
       12,950  Nestle SA.......................................     13,100,456
                                                                 -------------
INSURANCE--0.74%
        5,891  Schw Ruckversicher..............................      4,771,466
                                                                 -------------
PHARMACEUTICAL--2.27%
        2,184  Roche Holdings AG...............................     14,626,456
                                                                 -------------
Total Switzerland Common Stocks................................     45,687,244
                                                                 -------------
THAILAND--0.73%
BANKING--0.73%
      483,430  Thai Farmers Bank Ltd. .........................      4,706,980
                                                                 -------------
TURKEY--0.10%
BANKING--0.07%
    1,770,213  Akbank..........................................        451,068
                                                                 -------------
MEDIA--0.03%
    9,858,880  Medya Holdings..................................        176,366
                                                                 -------------
Total Turkey Common Stocks.....................................        627,434
                                                                 -------------
UNITED KINGDOM--7.78%
BROADCASTING--1.64%
      695,466  Reed International..............................     10,556,359
                                                                 -------------
BUILDING MATERIALS & PAPER PACKAGING--1.45%
    1,842,461  BPB Industries..................................      9,322,401
                                                                 -------------
CAPITAL GOODS--0.12%
      200,000  Weir Group......................................        769,828
                                                                 -------------
DRUGS--2.19%
    3,467,437  Medeva plc......................................     14,153,902
                                                                 -------------
ENTERTAINMENT--1.07%
      300,472  Thorn EMI plc...................................      6,890,383
                                                                 -------------
HEALTHCARE--0.44%
      873,477  Takare plc......................................      2,833,411
                                                                 -------------

PAINEWEBBER GLOBAL EQUITY FUND

------------------------------------------------------------------------------
------------------------------------------------------------------------------

COMMON STOCKS--(continued)


  NUMBER OF
   SHARES                                                            VALUE
-------------                                                    -------------
UNITED KINGDOM--(concluded)
MINING--0.87%
    1,145,000  Antofagasta Holdings............................  $   5,597,936
                                                                 -------------
Total United Kingdom Common Stocks.............................     50,124,220
                                                                 -------------
UNITED STATES--19.96%
AUTOMOTIVE--0.75%
       90,088  Chrysler Corporation............................      4,853,491
                                                                 -------------
BANKS--0.90%
       79,806  J.P. Morgan & Co................................      5,815,862
                                                                 -------------
BUSINESS MACHINES--0.65%
       40,338  International Business Machines Corporation.....      4,169,941
                                                                 -------------
CHEMICALS--1.97%
      286,421  Allied Signal, Inc..............................     12,709,932
                                                                 -------------
ELECTRONIC EQUIPMENT--0.51%
      118,421  UCAR International Inc..........................      3,256,578
                                                                 -------------
ELECTRONICS--2.32%
       69,789  Intel Corporation...............................      4,283,300
      142,869  Motorola Inc....................................     10,679,458
                                                                 -------------
                                                                    14,962,758
                                                                 -------------
HEALTH (NON-DRUG)--1.51%
      376,056  Sunrise Medical Inc. *..........................      9,730,449
                                                                 -------------
MISCELLANEOUS FINANCE--1.11%
      149,508  The Travelers Group Inc.........................      7,176,384
                                                                 -------------

MORTGAGE FINANCING--2.32%
      264,665  Countrywide Credit Industries, Inc..............      5,822,630
      100,961  First Financial Management Corporation..........      9,099,110
                                                                 -------------
                                                                    14,921,740
                                                                 -------------
PAPER--1.33%
      104,723  International Paper Co..........................      8,574,196
                                                                 -------------
POLLUTION CONTROL--1.70%
      699,192  Wheelabrator Technologies, Inc..................     10,924,875
                                                                 -------------
PRODUCERS' GOODS--0.89%
      185,000  Giddings & Lewis Inc............................      3,029,375
       46,734  Zebra Technologies Corporation (Class A) *......      2,722,256
                                                                 -------------

                                                                     5,751,631
                                                                 -------------
RETAIL (ALL OTHER)--1.23%
      305,516  Toys 'R' Us, Inc. *.............................      7,943,416
                                                                 -------------
SERVICES--1.39%
      326,831  Ecolab Inc......................................      8,946,999
                                                                 -------------

PAINEWEBBER GLOBAL EQUITY FUND

------------------------------------------------------------------------------
------------------------------------------------------------------------------

COMMON STOCKS--(concluded)

  NUMBER OF
   SHARES                                                            VALUE
-------------                                                    -------------
UNITED STATES--(concluded)
SOAPS, HARDWARES--1.38%
      130,361  Colgate-Palmolive Co............................  $   8,864,548
                                                                 -------------
Total United States Common Stocks..............................    128,602,800
                                                                 -------------
TOTAL COMMON STOCKS (cost--$558,546,868).......................    597,910,792
                                                                 -------------
PREFERRED STOCKS--2.74%
BRAZIL--1.15%
FOOD--0.62%
  272,900,000  Ceval Alimentos SA..............................      3,965,066
                                                                 -------------
MACHINERY--0.53%
   13,410,000  Brasmotor.......................................      3,444,978
                                                                 -------------
Total Brazil Preferred Stocks..................................      7,410,044
                                                                 -------------
GERMANY--1.59%
AUTOMOTIVE--0.22%
        1,633  Porsche AG Non-Voting...........................        734,433
        1,420  Porsche AG......................................        665,731
                                                                 -------------
                                                                     1,400,164
                                                                 -------------
TECHNOLOGY--1.37%
       59,622  SAP AG..........................................      8,824,462
                                                                 -------------
Total Germany Preferred Stocks.................................     10,224,626
                                                                 -------------
TOTAL PREFERRED STOCKS (cost--$13,627,992).....................     17,634,670
                                                                 -------------


PRINCIPAL
 AMOUNT                                      MATURITY  INTEREST
  (000)                                        DATES     RATES
---------                                    --------  --------
FEDERAL HOME LOAN MORTGAGE
CORPORATION--0.31%
$ 1,990  FHLMC (cost--$1,996,547).........   09/12/95   5.650%       1,996,547
                                                                 -------------
U.S. GOVERNMENT OBLIGATIONS--1.81%           09/07/95   5.420
 11,700  U.S.Treasury Bills                     to       to
         (cost--$11,670,859)..............   10/19/95   5.913       11,670,859
                                                                 -------------
REPURCHASE AGREEMENT--0.27%
  1,740  Repurchase Agreement dated
         08/31/95 with State Street Bank
         & Trust Co., collateralized by
         $1,905,000 U.S. Treasury Bonds,
         6.250% due 08/15/23; proceeds:
         $1,740,278 (cost--$1,740,000)....   09/01/95   5.750        1,740,000
                                                                 -------------
TOTAL INVESTMENTS
(cost--$587,582,266)--97.95%..............                         630,952,868
Other assets in excess of
  liabilities--2.05%......................                          13,213,652
                                                                 -------------
NET ASSETS--100.00%.......................                        $644,166,520
                                                                 =============

------------
 * Non-income producing security.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ADR--American Depository Receipts
                See accompanying notes to financial statements

PAINEWEBBER GLOBAL EQUITY FUND

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
August 31, 1995
--------------------------------------------------------------------------------

ASSETS
    Investments, at value (cost--$587,582,266)..............   $630,952,868
    Cash denominated in foreign currencies, at value
     (cost--$6,639,551).....................................      6,607,483
    Cash....................................................      3,995,514
    Receivable for investments sold.........................     12,167,017
    Dividends and interest receivable.......................      1,941,970

    Receivable for shares of beneficial interest sold.......        315,510
    Other assets............................................        270,909
                                                               ------------
        Total assets........................................    656,251,271
                                                               ------------
LIABILITIES
    Payable for investments purchased.......................      5,557,069
    Payable for shares of beneficial interest repurchased...      4,643,152
    Payable to affiliates...................................        823,148
    Accrued expenses and other liabilities..................      1,061,382
                                                               ------------
        Total liabilities...................................     12,084,751
                                                               ------------
NET ASSETS
    Beneficial interest shares of $0.001 par value
     outstanding (unlimited amount authorized)..............    624,442,665
    Accumulated net investment loss.........................       (443,323)
    Accumulated net realized losses from investment
     transactions...........................................    (23,285,928)
    Net unrealized appreciation of investments and other
     assets and liabilities denominated in foreign
     currencies.............................................     43,453,106
                                                               ------------
        Net assets..........................................   $644,166,520
                                                               ------------
                                                               ------------
CLASS A:
    Net assets..............................................   $360,651,755
                                                               ------------
    Shares outstanding......................................     22,371,449
                                                               ------------
    Net asset value and redemption value per share..........         $16.12
                                                               ------------
                                                               ------------
    Maximum offering price per share (net asset value plus
     sales charge of 4.50% of offering price)...............         $16.88
                                                               ------------
                                                               ------------

CLASS B:
    Net assets..............................................   $ 83,485,037
                                                               ------------
    Shares outstanding......................................      5,277,875
                                                               ------------
    Net asset value, offering price and redemption value per
     share..................................................         $15.82
                                                               ------------
                                                               ------------

CLASS C:
    Net assets..............................................   $ 57,149,865
                                                               ------------
    Shares outstanding......................................      3,523,170
                                                               ------------

    Net asset value, offering price and redemption value per
    share...................................................         $16.22
                                                               ------------
                                                               ------------

CLASS E:
    Net assets..............................................   $142,879,863
                                                               ------------
    Shares outstanding......................................      9,032,219
                                                               ------------
    Net asset value and offering price per share............         $15.82
                                                               ============

                 See accompanying notes to financial statements

PAINEWEBBER GLOBAL EQUITY FUND
--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended August 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of foreign withholding taxes).............  $3,518,996
   Interest.................................................     385,652
                                                              ----------
                                                               3,904,648
                                                              ----------

EXPENSES:
   Investment advisory and administration fees..............   2,109,091
   Service fees--Class A....................................     402,728
   Service and distribution fees--Class B...................     306,775
   Service and distribution fees--Class E...................      15,712
   Custody and accounting...................................     350,615
   Transfer agency..........................................     183,443
   Reports and notices to shareholders......................     121,809
   Legal and audit..........................................      86,046
   Federal and state registration fees......................      78,561
   Amortization of organizational expenses..................      63,219
   Trustees' fees and expenses..............................      10,000
   Reorganization expenses..................................     126,737
   Other expenses...........................................      34,142
                                                              ----------
                                                               3,888,878
                                                              ----------
NET INVESTMENT INCOME.......................................      15,770
                                                              ----------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT AND
  FOREIGN CURRENCY TRANSACTIONS:
   Net realized gains (losses) from:

      Investment transactions...............................  16,774,940
      Foreign currency transactions.........................    (521,164)
   Net change in unrealized appreciation/depreciation of:
      Investments...........................................  (12,104,719)
      Other assets, liabilities and forward contracts
       denominated in
        foreign currencies..................................    (766,274)
                                                              ----------
NET REALIZED AND UNREALIZED GAINS FROM INVESTMENT AND
  FOREIGN CURRENCY TRANSACTIONS.............................   3,382,783
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $3,398,553
                                                              ==========

                 See accompanying notes to financial statements

PAINEWEBBER GLOBAL EQUITY FUND

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                        For the Year Ended
                                                            August 31,
                                                    --------------------------
                                                        1995          1994
                                                    ------------  ------------

FROM OPERATIONS:
   Net investment income..........................  $     15,770  $     33,457
   Net realized gains from investment
     transactions.................................    16,774,940    19,733,100
   Net realized losses from foreign currency
     transactions.................................      (521,164)      (22,678)
   Net changes in unrealized
     appreciation/depreciation of investments and
     other assets, liabilities and forward
     contracts denominated in foreign
     currencies...................................   (12,870,993)   17,509,713
                                                    ------------  ------------
   Net increase in net assets resulting from
     operations...................................     3,398,553    37,253,592
                                                    ------------  ------------
   Net investment income included in prices of
     shares sold and redeemed.....................        --             1,018
                                                    ------------  ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains from investment
     transactions--Class A........................   (12,882,410)   (2,439,391)
   Net realized gains from investment
     transactions--Class B........................    (2,404,670)     (302,023)

   Net realized gains from investment
     transactions--Class C........................    (2,465,467)     (342,063)
                                                    ------------  ------------
                                                     (17,752,547)   (3,083,477)
                                                    ------------  ------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from the sale of shares...........    33,293,582    78,480,740
   Proceeds from the acquisition of PaineWebber
     Atlas Global Growth Fund, PaineWebber Europe
     Growth Fund and PaineWebber Global Growth and
     Income Fund
     (net of reorganization costs)................   445,647,023        --
   Cost of shares repurchased.....................   (83,619,851)  (56,319,218)
   Proceeds from dividends and distributions
     reinvested...................................    17,479,893     3,031,120
                                                    ------------  ------------
   Net increase in net assets derived from
     beneficial interest transactions.............   412,800,647    25,192,642
                                                    ------------  ------------
   Net increase in net assets.....................   398,446,653    59,363,775

NET ASSETS:
   Beginning of period............................   245,719,867   186,356,092
                                                    ------------  ------------
   End of period..................................  $644,166,520  $245,719,867
                                                    ============  ============

                 See accompanying notes to financial statements

PAINEWEBBER GLOBAL EQUITY FUND

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     PaineWebber Global Equity Fund (formerly Mitchell Hutchins/Kidder, Peabody Global Equity Fund) (the 'Fund') is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

     Organizational Matters--On May 10, 1993, the Fund adopted the Choice Pricing System (Service Mark). The Fund offers Class A, Class B, Class C and Class E shares. Each class represents interests in the same assets of the Fund and the classes are identical except for differences in their sales charge structure and ongoing service and distribution charges. In addition, Class E shares, along with their pro-rata reinvested dividend shares, automatically convert to Class A shares approximately six years after initial issuance. All classes of shares have equal rights as to voting privileges, except that each class has exclusive voting rights with respect to its distribution plan.

     Costs incurred by the Fund in connection with the organization and registration of its shares, have been deferred and are being amortized, using the straight-line method over the period of benefit, not to exceed five years, beginning with the commencement of operations.

     Acquisition of PaineWebber Atlas Global Growth Fund, PaineWebber Europe Growth Fund and PaineWebber Global Growth and Income Fund--Effective as of the close of business on August 25, 1995 (the 'Merger Date'), the Fund acquired all of the assets and assumed all of the liabilities of PaineWebber Atlas Global Growth Fund ('Atlas Global Growth Fund'), PaineWebber Europe Growth Fund ('Europe Growth Fund') and PaineWebber Global Growth and Income Fund ('Global Growth and Income Fund') in separate tax-free exchanges for shares of the Fund. The acquisitions were accomplished by tax-free exchanges of 7,902,876 Class A, 2,541,127 Class B, 1,725,341 Class C and 6,112,274 Class E shares of the Fund for 9,177,350 Class A, 2,959,973 Class D, 1,998,736 Class C and 7,167,207 Class
B shares of Atlas Global Growth Fund; 3,216,438 Class A, 524,746 Class B and 1,513,865 Class E shares of the Fund for 5,956,503 Class A, 968,150 Class D and 2,809,436 Class B shares of Europe Growth Fund; and 2,441,269 Class A, 427,147 Class B and 1,443,398 Class E shares of the Fund for 3,949,615 Class A, 687,169 Class D and 2,326,782 Class B shares of Global Growth and Income Fund outstanding on the Merger Date. Atlas Global Growth Fund's net assets at that date, valued at $292,492,539, including accumulated net realized losses of $36,390,411 and net unrealized appreciation of investments of $7,998,273, Europe Growth Fund's net assets at that date, valued at $84,167,218, including net unrealized appreciation of investments of $4,572,497, and Global Growth and Income Fund's net assets at that date, valued at $68,987,395 including accumulated net realized losses of $3,541,154 and net unrealized appreciation of investments of $1,671,268, were combined with those of the Fund. All shares were exchanged at net asset value. Accordingly, no shareholder had any gain or loss as a result of the exchange. The Fund's statement of operations and financial highlights do not include the operations of Atlas Global Growth Fund, Europe Growth Fund and Global Growth and Income Fund prior to the Merger Date.

PAINEWEBBER GLOBAL EQUITY FUND

--------------------------------------------------------------------------------
Notes to Financial Statements--(continued)
--------------------------------------------------------------------------------

     Valuation of Investments--Securities which are listed on U.S. and foreign stock exchanges are valued at the last sales price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), an affiliate and wholly owned subsidiary of PaineWebber Incorporated ('PaineWebber') and investment adviser, administrator and distributor of the Funds, and GE Investment Management Incorporated ('GEIM') the Sub-Adviser to the Fund, as the primary market. Securities traded in the over-the-counter ('OTC') market and listed on the National Association of Securities Dealers Quotation System ('NASDAQ') are valued at the last trade price on NASDAQ prior to the time of valuation; other OTC securities are valued at the last bid price available in the OTC market prior to the time of valuation. The amortized cost method of valuation is used to value short-term debt instruments with sixty days or less remaining to maturity. Securities and assets for which market quotations are not readily available (including restricted securities subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of each Trust's Board of Trustees. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian.

     Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange, Inc. ('NYSE'). Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE which would not be reflected in a computation of the Fund's net asset value. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

CONCENTRATION OF RISK

     Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile that those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which each Fund is authorized to invest. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry, country or region.

PAINEWEBBER GLOBAL EQUITY FUND

--------------------------------------------------------------------------------
Notes to Financial Statements--(continued)
--------------------------------------------------------------------------------

     Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

     Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

     Income, expenses (excluding class-specific expenses) and realized and unrealized gains and losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

     Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

          (1) market value of investment securities, other assets and liabilities--at the exchange rates prevailing at the end of the period.

          (2) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values of the Fund are presented at the foreign exchange rates at the close of the period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

     Realized currency gain/loss on investment transactions includes realized foreign exchange gains and losses from the sale of portfolio securities, sales of foreign currencies, currency gains or

PAINEWEBBER GLOBAL EQUITY FUND

--------------------------------------------------------------------------------
Notes to Financial Statements--(continued)
--------------------------------------------------------------------------------
losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received or paid. Gains and losses from translating foreign currency-denominated assets and liabilities at year-end exchange rates are included in change in unrealized appreciation of other assets, liabilities and forward contracts denominated in foreign currencies.

     Forward Foreign Currency Contracts--The Fund may enter into forward foreign currency exchange contracts ('forward contracts') in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency.

     The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash, U.S. government securities or liquid, high-grade debt securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

     Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Fluctuations in the value of forward contracts are recorded for book purposes as an unrealized gain or loss by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have matured or the Fund has terminated by entering into offsetting commitments.

     Federal Tax Status--The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue

Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

     The Fund has a net capital loss carryforward of approximately $39,653,000 as of August 31, 1995, pursuant to its reorganization with PaineWebber Atlas Global Growth Fund, and PaineWebber Europe Growth Fund. In the year of merger, utilization of the capital loss carryforward is limited by the Internal Revenue Code; therefore, the entire amount was not available as of August 31, 1995. In subsequent years, these carryforward losses are available as a

PAINEWEBBER GLOBAL EQUITY FUND

--------------------------------------------------------------------------------
Notes to Financial Statements--(continued)
--------------------------------------------------------------------------------
reduction, to the extent provided in the regulations, of future net capital gains realized, and will expire by August 31, 2002.

     In accordance with U.S. Treasury regulations, the Fund has elected to defer approximately $421,756 of realized foreign currency losses arising after October 31, 1994. Such losses are treated for tax purposes as arising on September 1, 1995.

     Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. As of August 31, 1995, the effect of such differences totalled $3,173,555. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of additional paid-in-capital.

INVESTMENT ADVISER AND ADMINISTRATOR

     Investment advisory functions for the Fund were transferred from Kidder Peabody Asset Management, Inc. ('KPAM') to Mitchell Hutchins on an interim basis as a result of an asset purchase transaction by and among Kidder, Peabody Group, Inc., its parent General Electric Company ('GE') and PaineWebber Group Inc. That interim period began on February 13, 1995 and ended on April 13, 1995.

     At a special meeting of shareholders that took place on April 13, 1995, Mitchell Hutchins was appointed as investment adviser and administrator of the

Fund and GEIM, a wholly owned subsidiary of GE, was appointed as the Fund's sub-adviser. For its services, Mitchell Hutchins received a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets, the same fee previously paid to KPAM for investment advisory and administration services, as described in the Fund's prospectus. Mitchell Hutchins (not the Fund) paid GEIM a monthly fee of 0.70% of the Fund's average daily net assets. Mitchell Hutchins and GEIM continue to manage the Fund in accordance with its investment objective, policies and restrictions as stated in the Fund's prospectus.

     Effective after the Merger Date, Mitchell Hutchins receives a monthly fee at the annual rate of 0.85% of the Fund's average daily net assets up to and including $500 million, 0.83% of its average

PAINEWEBBER GLOBAL EQUITY FUND

--------------------------------------------------------------------------------
Notes to Financial Statements--(continued)
--------------------------------------------------------------------------------
daily net assets over $500 million and up to and including $1 billion and 0.805% of its average daily net assets over $1 billion. Mitchell Hutchins (not the Fund) pays GEIM a monthly fee at the annual rate of 0.31% of the Fund's average daily net assets up to and including $500 million, 0.29% of the Fund's average daily net assets over $500 million and up to and including $1 billion and 0.265% of the Fund's average daily net assets over $1 billion. At August 31, 1995, the Fund owed Mitchell Hutchins $544,556 in investment advisory and administration fees.

     In compliance with applicable state securities laws, Mitchell Hutchins will reimburse the Fund if and to the extent that the aggregate operating expenses in any fiscal year, exclusive of taxes, interest, brokerage fees, distribution fees and extraordinary expenses, exceed limitations imposed by various state regulations. Currently, the most restrictive limitations applicable to the Fund is 2.5% of the first $30 million of average daily net assets, 2.0% of the next $70 million and 1.5% of any excess over $100 million. No expense reimbursement was required for the year ended August 31, 1995 pursuant to the above limitation.

DISTRIBUTION PLANS

     Effective February 13, 1995, Mitchell Hutchins serves as the exclusive distributor of the Fund's shares. Under separate plans of distribution, Class A shares are sold subject to a front-end sales load and bear a service fee of 0.25% per annum of average class net assets. Class B and Class E shares are sold at net asset value without a sales load and bear a distribution fee of 0.75% per annum and a service fee of 0.25% per annum of average class net assets. The Fund pays Mitchell Hutchins the service and distribution fees monthly. For these services for the period ended February 13, 1995, Kidder, Peabody & Co. Incorporated, the Fund's predecessor distributor, earned $330,637 in fees. For the period February 13, 1995 to August 31, 1995, Mitchell Hutchins earned $402,435 in such fees. At August 31, 1995, the Fund owed Mitchell Hutchins $270,736 in service and distribution fees. Mitchell Hutchins also receives the proceeds of any front-end sales loads with respect to the purchase of Class A shares.

INVESTMENTS IN SECURITIES

     For federal income tax purposes, the cost of securities owned at August 31, 1995 was substantially the same as the cost of securities for financial statement purposes.

PAINEWEBBER GLOBAL EQUITY FUND

--------------------------------------------------------------------------------
Notes to Financial Statements--(continued)
--------------------------------------------------------------------------------

     At August 31, 1995, the components of the net unrealized appreciation of investments were as follows:

Gross appreciation (investments having an excess of value
  over cost)................................................   $ 62,522,522

Gross depreciation (investments having an excess of cost
  over value)...............................................    (19,151,920)
                                                               ------------

Net unrealized appreciation of investments..................   $ 43,370,602
                                                               ============

     For the year ended August 31, 1995, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $95,073,285 and $154,584,119, respectively.

PAINEWEBBER GLOBAL EQUITY FUND

--------------------------------------------------------------------------------
Notes to Financial Statements -- (concluded)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, par value $0.001 per share. Transactions in shares of beneficial interest were as follows:

                                     CLASS A                    CLASS B                   CLASS C                   CLASS E
                            -------------------------   -----------------------   -----------------------   ------------------------
                              SHARES        AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT       SHARES        AMOUNT
                            ----------   ------------   ---------   -----------   ---------   -----------   ---------  -------------

Year ended August 31,
 1995:
 Shares sold..............     940,218   $ 15,179,015     559,864   $ 8,885,221     553,290   $ 9,071,820       9,954  $    157,526
 Shares issued in
   connection with the
   acquisition of
   PaineWebber Atlas
   Global Growth Fund,
   PaineWebber Europe
   Growth Fund and
   PaineWebber Global
   Growth and Income
   Fund...................  13,560,584    218,770,418   3,493,020    55,291,061   1,725,341    28,010,075   9,069,539   143,575,469
 Shares repurchased.......  (3,939,313)   (60,869,557)   (837,535)  (12,930,296)   (591,713)   (9,072,875)    (47,274)     (747,123)
 Dividends reinvested.....     884,497     12,665,998     168,250     2,377,378     169,483     2,436,517       --          --
                            ----------   ------------   ---------   -----------   ---------   -----------   ---------  ------------
Net increase..............  11,445,986   $185,745,874   3,383,599   $53,623,364   1,856,401   $30,445,537   9,032,219  $142,985,872
                            ==========   ============   =========   ===========   =========   ===========   =========  ============

Year ended August 31,
 1994:
 Shares sold..............   2,764,374   $ 43,492,060   1,520,043   $23,745,336     707,025   $11,244,362       --          --
 Shares repurchased.......  (2,738,250)   (44,032,678)   (388,843)   (6,218,957)   (372,775)   (6,067,583)      --          --
 Dividends reinvested.....     149,182      2,394,380      18,552       296,272      21,173       340,468       --          --
                            ----------   ------------   ---------   -----------   ---------   -----------   ---------  ------------
Net increase..............     175,306   $  1,853,762   1,149,752   $17,822,651     355,423   $ 5,517,247       --          --
                            ==========   ============   =========   ===========   =========   ===========   =========  ============

PAINEWEBBER GLOBAL EQUITY FUND

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

    Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                         Class A
                                 --------------------------------------------------------
                                         For the Years Ended             For the Period
                                             August 31,                November 14, 1991+
                                 -----------------------------------     to August 31,
                                   1995           1994        1993            1992
                                 --------       --------    --------   ------------------
Net asset value, beginning of
  period......................   $  16.98       $  14.55    $  12.87        $  12.00
                                 --------       --------    --------      ----------
Net investment income
  (loss)......................       0.02           0.01        0.03            0.09
Net realized and unrealized
  gains (losses) from
  investment
  and foreign currency
  transactions................       0.37           2.63        1.89            0.78
                                 --------       --------    --------      ----------
Net increase (decrease) from
  investment operations.......       0.39           2.64        1.92            0.87
                                 --------       --------    --------      ----------
Dividends from net investment
  income......................      --             --          (0.08)       --
Distributions from net
  realized gains..............      (1.25)         (0.21)      (0.16)       --
                                 --------       --------    --------      ----------
Total dividends and
  distributions...............      (1.25)         (0.21)      (0.24)       --
                                 --------       --------    --------      ----------
Net asset value, end of
  period......................   $  16.12       $  16.98    $  14.55        $  12.87
                                 --------       --------    --------      ----------
                                 --------       --------    --------      ----------
Total investment return (1)...       3.24%         18.23%      15.24%           7.25%
                                 --------       --------    --------      ----------
                                 --------       --------    --------      ----------
Ratios/Supplemental data:
Net assets, end of period
  (000's).....................   $360,652       $185,493    $156,451        $113,070
Ratio of expenses to average
  net assets..................       1.71%(2)       1.58%       1.53%           1.68%*

Ratio of net investment income
  to average
  net assets..................       0.09%(2)       0.07%       0.22%           0.93%*
Portfolio turnover rate.......         40%            51%         56%             30%

------------------
 * Annualized
 + Commencement of offering of shares.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for Class A shares would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.
(2) These ratios include non-recurring reorganization expenses of 0.06%, 0.06%, 0.06%, and 0.00% for Class A, Class B, Class C and Class E shares, respectively.

PAINEWEBBER GLOBAL EQUITY FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                               Class B                                  Class C
                                ------------------------------------    ---------------------------------------
                                                            For the                                   For the          Class E
                                                             Period                                   Period       --------------
                                                            May 10,                                   May 10,      For the Period
                                  For the Years Ended        1993+        For the Years Ended          1993+         August 25,
                                       August 31,          to August           August 31,             to August         1995+
                                -----------------------        31,      ------------------------        31,         to August 31,
                                  1995           1994         1993          1995          1994         1993             1995
                                ---------      --------    ---------    ------------    --------      ---------    --------------

Net asset value, beginning of
  period......................  $   16.81      $  14.52    $   13.80    $      17.03    $  14.56      $ 13.80      $   15.83
                                ---------      --------    ---------    ------------    --------      -------      ---------
Net investment income
  (loss)......................      (0.11)        (0.07)       (0.02)           0.07        0.05         0.02           0.00
Net realized and unrealized
  gains (losses) from
  investment and foreign
  currency transactions.......       0.37          2.57         0.74            0.37        2.63         0.74          (0.01)
                                ---------      --------    ---------    ------------    --------      -------      ---------
Net increase (decrease) from
  investment operations.......       0.26          2.50         0.72            0.44        2.68         0.76          (0.01)

                                ---------      --------    ---------    ------------    --------      -------      ---------
Dividends from net investment
  income......................       --            --         --              --            --           --           --

Distributions from net
  realized gains..............      (1.25)        (0.21)        --             (1.25)      (0.21)        --           --
                                ---------      --------    ---------    ------------    --------      -------      ---------
Total dividends and
  distributions...............      (1.25)        (0.21)        --             (1.25)      (0.21)        --           --
                                ---------      --------    ---------    ------------    --------      -------      ---------
Net asset value, end of
  period......................  $   15.82      $  16.81    $   14.52    $      16.22    $  17.03      $ 14.56      $   15.82
                                ---------      --------    ---------    ------------    --------      -------      ---------
                                ---------      --------    ---------    ------------    --------      -------      ---------
Total investment return (1)...       2.46%        17.29%        5.22%           3.54%      18.49%        5.51%         (0.06)%
                                ---------      --------    ---------    ------------    --------      -------      ---------
                                ---------      --------    ---------    ------------    --------      -------      ---------
Ratios/Supplemental data:
Net assets, end of period
  (000's).....................  $  83,485      $ 31,837    $  10,807    $     57,150    $ 28,390      $19,098      $ 142,880
Ratio of expenses to average
  net assets..................       2.48(2)       2.33%        2.28%*          1.46(2)     1.33%        1.28%*         2.17%*(2)
Ratio of net investment income
  to average net assets.......      (0.68)%(2)    (0.68)%      (0.53)%*         0.36(2)     0.32%        0.47%*        (1.92)%*(2)
Portfolio turnover rate.......         40%           51%          56%             40%         51%          56%            40%

PAINEWEBBER GLOBAL EQUITY FUND

--------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders,
PaineWebber Global Equity Fund
(One of the portfolios constituting Mitchell Hutchins/Kidder, Peabody Investment Trust):

     We have audited the accompanying statement of assets and liabilities of PaineWebber Global Equity Fund as of August 31, 1995, and the related statements of operations and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 1994 and the financial highlights for each of the three years in the period then ended were audited by other auditors whose report dated October 14, 1994 expressed an unqualified opinion on that statement and financial highlights.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the 1995 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PaineWebber Global Equity Fund as of August 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with generally accepted accounting principles.

                                              /s/ ERNST & YOUNG LLP
New York, New York
October 30, 1995

PAINEWEBBER GLOBAL EQUITY FUND

--------------------------------------------------------------------------------
Tax Information
--------------------------------------------------------------------------------

     We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (August 31, 1995) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that the following distributions paid during the fiscal year are taxable and are derived from the following sources:

Per Share Data                             Class A    Class B    Class C
----------------------------------------   -------    -------    -------
Short-Term Capital Gains*...............   $0.233     $ 0.233    $ 0.233
Long-Term Capital Gains.................    1.020       1.020      1.020
Percentage of ordinary income dividends
  qualifying for the dividends received
  deductions available to corporate
  shareholders..........................      100 %       100%       100%

------------------

* Taxable as ordinary income

     In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes.However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar 1995. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 1996. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

PAINEWEBBER GLOBAL EQUITY FUND

--------------------------------------------------------------------------------
Shareholder Information
--------------------------------------------------------------------------------

     A special meeting of shareholders of PaineWebber Global Equity Fund (the 'Fund') a series of Mitchell Hutchins/Kidder, Peabody Investment Trust (the 'Trust'), was held on April 13, 1995. At the meeting, David J. Beaubien, William
W. Hewitt, Jr., Thomas R. Jordan, Frank P.L. Minard and Carl W. Schafer were elected as trustees to serve without limit in time, subject to resignation, retirement or removal. The selection of Deloitte & Touche LLP as the Fund's independent accountants was ratified. Each series of the Trust voted separately on all matters being considered by the series, except for the election of trustees and ratification or rejection of the Trust's independent accountants, as to which the shares of all series of the Trust voted together as a single class.

     The votes were as follows:

                              ALL SHARES OF THE TRUST VOTING AS A SINGLE CLASS
                                  (VOTES OF THE FUND'S SHAREHOLDERS NOTED
                                                IN PARENTHESIS)
                              -------------------------------------------------
                                   SHARES VOTED       SHARES WITHHOLD AUTHORITY
                              ----------------------  -------------------------
David J. Beaubien..........   20,990,961 (8,285,612)      773,340 (315,045)
William W. Hewitt, Jr......   20,990,961 (8,285,612)      773,340 (315,045)
Thomas R. Jordan...........   20,990,961 (8,285,612)      773,340 (315,045)
Frank P.L. Minard..........   20,990,961 (8,285,612)      773,340 (315,045)
Carl W. Schafer............   20,990,961 (8,285,612)      773,340 (315,045)


                                       ALL SHARES OF THE TRUST VOTING AS A SINGLE CLASS
                                   (VOTES OF THE FUND'S SHAREHOLDERS NOTED IN PARENTHESIS)
                                 ------------------------------------------------------------
                                        SHARES               SHARES              SHARES
                                       VOTED FOR          VOTED AGAINST    WITHHOLD AUTHORITY
                                 ---------------------   ---------------   ------------------
Ratification of the selection
  of

  Deloitte & Touche LLP.......   20,423,671 (8,275,257)  544,111 (32,511)    796,520 (292,887)

     On July 20, 1995 the Board of Directors appointed Ernst & Young LLP the Fund's independent accountants.

     In addition, the following agreements were approved for the Fund:

     1) An interim management agreement with Mitchell Hutchins containing substantially the same terms, conditions and fees as the previous management agreement with KPAM.

     The votes were as follows:

                               ALL SHARES OF THE FUND VOTING AS A SINGLE CLASS
                               ------------------------------------------------
                                SHARES         SHARES              SHARES
                               VOTED FOR    VOTED AGAINST    WITHHOLD AUTHORITY
                               ---------    -------------    ------------------
                               8,260,011        43,472             297,173

PAINEWEBBER GLOBAL EQUITY FUND

--------------------------------------------------------------------------------
Shareholder Information--(continued)
--------------------------------------------------------------------------------

     2) A new investment advisory and administration agreement with Mitchell Hutchins containing the same fees and substantially similar material terms and conditions as its previous management agreement with KPAM to commence in the termination of the interim agreement.

     The votes were as follows:

                               ALL SHARES OF THE FUND VOTING AS A SINGLE CLASS
                               ------------------------------------------------
                                SHARES         SHARES              SHARES
                               VOTED FOR    VOTED AGAINST    WITHHOLD AUTHORITY
                               ---------    -------------    ------------------
                               8,245,880        51,869             302,909

     3) An interim investment advisory agreement with the Fund's current investment sub-adviser containing substantially the same terms, conditions and fees as its previous investment advisory agreement with that investment adviser.

     The votes were as follows:

                               ALL SHARES OF THE FUND VOTING AS A SINGLE CLASS
                               ------------------------------------------------
                                SHARES         SHARES              SHARES

                               VOTED FOR    VOTED AGAINST    WITHHOLD AUTHORITY
                               ---------    -------------    ------------------
                               8,245,446        41,953             313,617

     4) A new investment sub-advisory agreement with the Fund's current investment sub-adviser containing substantially the same terms, conditions and fees as its previous investment advisory agreement with that investment adviser to commence on the termination of the interim agreement.

     The votes were as follows:

                               ALL SHARES OF THE FUND VOTING AS A SINGLE CLASS
                               ------------------------------------------------
                                SHARES         SHARES              SHARES
                               VOTED FOR    VOTED AGAINST    WITHHOLD AUTHORITY
                               ---------    -------------    ------------------
                               8,236,093        52,705             311,860

     Another special meeting of the Fund was held on August 21, 1995. At the meeting the following agreements were approved for the Fund:

     1) A new investment advisory and administration agreement between the Trust in respect to the Fund and Mitchell Hutchins.

     The votes were as follows:

                               ALL SHARES OF THE FUND VOTING AS A SINGLE CLASS
                               ------------------------------------------------
                                SHARES         SHARES              SHARES
                               VOTED FOR    VOTED AGAINST    WITHHOLD AUTHORITY
                               ---------    -------------    ------------------
                               6,585,520        55,016             145,665

PAINEWEBBER GLOBAL EQUITY FUND

--------------------------------------------------------------------------------
Shareholder Information--(concluded)
--------------------------------------------------------------------------------

     2) A new investment sub-advisory agreement among the Trust with respect of the Fund, Mitchell Hutchins and the Fund's current investment sub-adviser.

     The votes were as follows:

                               ALL SHARES OF THE FUND VOTING AS A SINGLE CLASS
                               ------------------------------------------------
                                SHARES         SHARES              SHARES
                               VOTED FOR    VOTED AGAINST    WITHHOLD AUTHORITY
                               ---------    -------------    ------------------
                               6,586,235        53,279             157,687


     Broker non votes and abstentions are included within the 'Shares Withhold Authority' totals.

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


[This page intentionally left blank]

---------------------------------------------------------

TRUSTEES

David J. Beaubien

William W. Hewitt, Jr.

Thomas R. Jordan

Frank P.L. Minard

Carl W. Schafer
---------------------------------------------------------

OFFICERS

Margo N. Alexander
President
Victoria E. Schonfeld
Vice President
Dianne E. O'Donnell
Vice President and Secretary
Julian F. Sluyters
Vice President and Treasurer
---------------------------------------------------------

INVESTMENT ADVISER,
ADMINISTRATOR AND
DISTRIBUTOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019

---------------------------------------------------------

INVESTMENT SUB-ADVISER

GE Investment Management Incorporated
3003 Summer Street
Stamford, Connecticut 06904
---------------------------------------------------------

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

A prospectus containing more complete information for any of the funds listed on the back cover can be obtained from a PaineWebber investment executive or correspondent firm. Read the prospectus carefully before investing.